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                                 AMENDMENT NO. 1
                          TO MUTUAL SERVICES AGREEMENT



This Amendment No. 1 to Mutual Services Agreement (this "Amendment") is made as of the 30th day of June, 2000 by and between Charter Communications, Inc. ("CCI") and Charter Investment, Inc. ("CII").

                                    RECITALS

      A. CCI and CII are parties to that certain Mutual Services Agreement dated as of November 12, 2000 (the "Mutual Services Agreement").

      B. CCI and CII wish to amend the Mutual Services Agreement as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and proficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Replacement of Section 5. Section 5 of the Mutual Services Agreement is hereby deleted in its entirety and in lieu thereof is included a new
      Section 5 as follows:

            "5. LEASE OF EMPLOYEES. CII SHALL LEASE TO CCI AND CCI AGREES TO LEASE FROM CII THE INDIVIDUALS WHO ARE EMPLOYEES OF RECORD OF CII AND WHOSE SERVICES ARE REQUIRED FOR THE PERFORMANCE OF THE SERVICES TO BE PROVIDED TO CCI AS SET FORTH IN PARAGRAPH 2 HEREOF (THE "LEASED EMPLOYEES"). IN CONNECTION WITH THE LEASED EMPLOYEES, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

            (a) EQUITY-BASED COMPENSATION. CCI, THROUGH A COMMITTEE OF ITS BOARD OF DIRECTORS, SHALL HAVE THE EXCLUSIVE RIGHT TO ISSUE OPTIONS TO THE LEASED EMPLOYEES UNDER THE CHARTER COMMUNICATIONS OPTION PLAN;

            (b) CONTROL OF CONDITIONS OF EMPLOYMENT. CCI SHALL HAVE THE RIGHT TO MAKE FUNDAMENTAL EMPLOYMENT DECISIONS REGARDING THE LEASED EMPLOYEES (INCLUDING, WITHOUT LIMITATION, THE RIGHT TO DIRECT AND CONTROL THE ACTIVITIES, DUTIES AND RESPONSIBILITIES OF THE LEASED EMPLOYEES, AND THE RIGHT TO HIRE AND TO TERMINATE LEASED EMPLOYEES);

            (c) COMPENSATION. CCI SHALL HAVE THE EXCLUSIVE RIGHT TO DETERMINE THE COMPENSATION (INCLUDING, WITHOUT LIMITATION, CASH AND EQUITY-BASED COMPENSATION) OF THE LEASED EMPLOYEES. NOTWITHSTANDING THE FOREGOING, CII SHALL


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BE OBLIGATED TO PAY THE PROPER AUTHORITIES ALL PAYROLL TAXES ON THE COMPENSATION
PAID TO THE LEASED EMPLOYEES FOR THE SERVICES RENDERED BY THE LEASED EMPLOYEES
TO CCI;

            (d) EMPLOYEE BENEFITS. CCI SHALL OFFER TO THE LEASED EMPLOYEES THE OPPORTUNITY TO PARTICIPATE IN CCI'S EMPLOYEE BENEFITS PLANS TO THE SAME EXTENT AND ON SUBSTANTIALLY THE SAME TERMS AS COMPARABLE EMPLOYEES OF CCI; AND

            (e) PAYMENTS. ALL EXPENSES AND COSTS INCURRED WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER, INCLUDING WITHOUT LIMITATION, WAGES, SALARIES, PAYROLL TAXES AND OTHER LABOR COSTS, WILL BE PAID BY CCI TO CII MONTHLY IN ARREARS.

      2. Effectiveness Date; Continuing Effectiveness. This Amendment shall be effective as of July 1, 2000. Except as specifically amended hereby, the Mutual Services Agreement shall remain in full force and effect.

      3. Governing Law. This Amendment and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect go to the choice of law principles thereof.

      4. Counterparts. This Amendment may be executed in counterparts each of which shall be an original but all of which shall constitute a single agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                    CHARTER INVESTMENT, INC.
                                    a Delaware corporation

                                    By:   /s/ Marcy Lifton
                                          ----------------------------------
                                          Name:  Marcy Lifton
                                          Title: Vice President

                                    CHARTER COMMUNICATIONS, INC.
                                    a Delaware corporation


                                    By:   /s/ Kent D. Kalkwarf
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                                          Name:  Kent D. Kalkwarf
                                          Title: Senior Vice President and
                                                 Chief Financial Officer